Assignment of Oil and Gas Lease

KNOW ALL MEN BY THESE PRESENTS that the undersigned,

Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728

hereinafter called Assignor), for and in consideration of $1.00

and other valuable considerations, the receipt in hereby acknowledged, does hereby sell, assign, transfer and set over unto Americas Energy Co. (AENY); TN-K Energy Group, Inc.; Travis Coomer and Mitchell Coomer

(hereinafter called Assignee), AENY-27.5%; TN-K Energy Group - 20%; T. Coomer - 20%; M. Coomer - 20%.

interest in and to the oil and gas lease dated November 1, 2007, from

J.R. Clark, Doug Clark, Wayne Clark and Joey Clark

, lessor

to Mitchell Coomer and Travis Coomer lessee,

recorded in book L 69, Page 535, insofar as said lease covers the following described land in Green County, State of Kentucky; bounded

and described as follows:

North by lands of Paul Milles

East by lands of Nelson Murrell

South by lands of Robert Simmons

West by lands of James Clark

This assignment is subject to attached additional terms.
This assignment is for 10 Well locations as specified in the attached document.

containing 586 acres, more or less.

Subject always, however, to all terms, limitations, rents, royalties and payments in the above described lease contained.

To have and to hold the same unto the said party of the second part, his heirs and assigns forever.

It is the intention of the parties hereto that said lease shall be held by a tenancy in common, and that a partnership is not intended to, and shall not be created or established by virtue of this assignment, or any operation subsequent thereto, without the express agreement and consent of the parties.

The party of the second part hereby covenants and agrees to pay the proper pro-rata share of all reasonable expense incurred in the payment of rentals, development, maintenance and operation of the herein described lease as a whole, in accordance with plans adopted and carried out by the owners of a majority interest in the herein described lease.

IN WITNESS WHEREOF we have hereto set our hands and seals, this the 2nd day of ~~January~~ February, 2010.

witness

THIS INSTRUMENT PREPARED BY:

HON. GARY A. LITTLE
P.O. BOX 68
110 CUMBERLAND STREET
ALBANY, KY 42602
(606) 387-6779

Mitchell Coomer (SEAL)
MITCHELL COOMER

Travis Coomer (SEAL)
TRAVIS COOMER

(SEAL)

(SEAL)

(SEAL)

(SEAL)

STATE OF ....Kentucky.......... }
COUNTY OF....Adair............ } ss

Before me, the undersigned authority within and for the above named county, personally appeared.........
....MITCHELL COOMER..

who acknowledged that....he..... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this.....2nd.......day of
........~~January~~ February........ A. D., 2010......

........Heather Coomer........
Notary Public—C. of County Court

My Commission Expires ....10/2/2013....

By...
D. C. of C. C.

STATE OF ....Kentucky.......... }
COUNTY OF....Adair............ } ss

Before me, the undersigned authority within and for the above named county, personally appeared.........
....TRAVIS COOMER..

who acknowledged that.....he.... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this.....2nd.......day of
........~~January~~ February........ A. D., 2010......

........Heather Coomer........
Notary Public—C. of County Court

My Commission Expires ....10/2/2013....

By...
D. C. of C. C.

STATE OF .... }
COUNTY OF................................ } ss

Before me, the undersigned authority within and for the above named county, personally appeared.........
....

who acknowledged that.......... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this..................day of
.... A. D., 20.........

....
Notary Public—C. of County Court

My Commission Expires ....

By...
D. C. of C. C.

No. ....

.... County

Assignment of Oil and Gas Lease

FROM

TO

When Recorded Return To

DRILLING AGREEMENT – CLARK LEASE

Re: J, R, Clark Checkerboard 10 well drilling location assignment, Lease Book L 69, Page 535, Green County, Kentucky,

The parties to this agreement are identified as follows:

1. Americas Energy Company-AECo. (AENY), by and through Christopher Headrick, CEO, of 249 North Peters Road . Suite 300, Knoxville, TN 37923.
2. and TN-K Energy Group, Inc., by and through Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, TN 38555.
3. Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728

1. Said assignment of oil and gas lease is subject to the following terms:

Americas Energy Company-AECo, (AENY), of 249 North Peters Road . Suite 300, Knoxville, TN 37923, shall receive a 27.5% net working interest (0.275) in 10 well drilling locations in exchange for $19,250.00 of stock per well location. Said (AENY) shall receive 10 drilling locations and shall pay up front for all locations.

2. AENY will pay 52.5% of all cost for drilling, completion, operation, and permitting as wells are drilled. Said sum shall be paid in cash.

3. AENY shall receive the choice of the first location. Travis and Mitchell Coomer and TN-K Energy Group, Inc, shall jointly agree on the next well location, If there is dispute regarding said location, it will be decided by three way vote among Travis and Mitchell Coomer and TN-K Energy Group, Inc.

4. After the well location decided by the Coomers and TN-K Energy Group, Inc. has been completed, AENY shall have thirty (30) days to choose the next location and commence drilling. If they do not commence drilling within thirty (30) days, weather permitting, they should forfeit said drilling location. Well location selection shall then alternate between AENY and Coomer TN-K in like fashion until the total of 10 well locations have been selected.

5. TN-K Energy Group, Inc., of 649 Sparta Highway, Suite 102, Crossville, TN 38555, shall receive 20% net interest in each of the 10 well locations and shall pay 17.5% of all cost for drilling, completion, operation, and permitting.

6. Travis Coomer shall receive 20% of each of the 10 locations and shall pay 15% of the cost for drilling, completion, operation, and permitting.

7. Mitchell Coomer shall receive 20% of each of the 10 locations and shall pay 15% of the cost for drilling, completion, operation, and permitting.

8. All drilling will be completed by the Coomers at the cost of $11.00 per foot drilled.

9. The operator of the wells shall be TN-K Energy Group Inc

10. The well pumper shall be Jason Coomer for the rate of $100.00 per well per month.

11 . The location of said wells shall be bordered by the Old Ridge Road running on the highest elevation on the J. R. Clark lease. All locations in this 10 well package shall be drilled to the left of said road, toward the Southwest boundary of said lease.

12. AENY shall issue stock to Travis and Mitchell Coomer for the complete 10 well package before the initial well is drilled. Stock will be restricted for approx. 60 to 90 days or until registration is completed.

13. AENY shall deposit $7500 before the drilling of each of the 10 wells. All proceeds will be deducted directly from AENY's respective drilling expenses per well.

____

AMERICAS ENERGY CO. (AENY), by and through
CHRISTOPHER HEADRICK, CEO

____

MITCHELL COOMER

Travis Coomer

TRAVIS COOMER

Kenny A. Page

TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO

Subscribed, sworn, and acknowledged to before me by AMERICAS ENERGY CO. (AENY), by and through Christopher Headrick, CEO, this the _____ day of ~~January~~ February KAP, 2010.

NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: ___________

Subscribed, sworn, and acknowledged to before me by MITCHELL COOMER, this the 2nd day of ~~January~~ February KAP, 2010.

Heather Coomer

NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn, and acknowledged to before me by TRAVIS COOMER, this the 2nd day of ~~January~~ February KAP, 2010.

Heather Coomer

NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn, and acknowledged to before me by TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO, on this the 2nd day of ~~January~~ February KAP, 2010.

Heather Coomer

NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

pageattaddterms2.wpd

Assignment of Oil and Gas Lease

KNOW ALL MEN BY THESE PRESENTS that the undersigned,

Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728

hereinafter called Assignor), for and in consideration of $1.00

and other valuable considerations, the receipt in hereby acknowledged, does hereby sell, assign, transfer and set over unto TN-K Energy Group, Inc., by and through Kenny A. Page, CEO, of 649 Sparta Hwy., Suite, 102, Crossville, TN 38555

(hereinafter called Assignee), 27.5% net working interest (0.275)

interest in and to the oil and gas lease dated May 1, 2008, from

Pansy Clark, by and through her POA, James L. Clark

, lessor

to Mitchell Coomer and Travis Coomer lessee,

recorded in book L. 69, Page 769, insofar as said lease covers the following described land in

Green County, State of Kentucky; bounded

and described as follows:

North by lands of Nelson Murrell

East by lands of Jason Wilcoxson and James Clark

South by lands of J. R. Clark

West by lands of Joe E. Froggett

This assignment is subject to attached additional terms.

containing 152.5 acres, more or less.

Subject always, however, to all terms, limitations, rents, royalties and payments in the above described lease contained.

To have and to hold the same unto the said party of the second part, his heirs and assigns forever.

It is the intention of the parties hereto that said lease shall be held by a tenancy in common, and that a partnership is not intended to, and shall not be created or established by virtue of this assignment, or any operation subsequent thereto, without the express agreement and consent of the parties.

The party of the second part hereby covenants and agrees to pay the proper pro-rata share of all reasonable expense incurred in the payment of rentals, development, maintenance and operation of the herein described lease as a whole, in accordance with plans adopted and carried out by the owners of a majority interest in the herein described lease.

IN WITNESS WHEREOF we have hereto set our hands and seals., this the 2nd day of ~~January~~ February KAP, 2010.
witness

THIS INSTRUMENT PREPARED BY:

[signature]

HON. GARY A. LITTLE
110 CUMBERLAND ST.
P.O. BOX 68
ALBANY, KY 42602
(606) 387-6779

[signature] (SEAL)
MITCHELL COOMER

[signature] (SEAL)
TRAVIS COOMER

(SEAL)

(SEAL)

(SEAL)

ATTACHED ADDITIONAL TERMS

Re: Pansy Clark Checkerboard well drilling location assignment, Lease Book L 69, Page 769, Green County, Kentucky.

A: The parties to this agreement are identified as follows:

1. TN-K Energy Group, Inc., by and through Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, TN 38555.

2. Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728.

B. Said assignment of oil and gas lease is subject to the following terms:

1. TN-K Energy Group, Inc., of 649 Sparta Highway, Suite 102, Crossville, TN 38555, shall receive 27.5% net interest in each well location and shall pay 32% of all cost for drilling, completion, operation, and permitting.

2. Mitchell Coomer and Travis Coomer shall receive the remaining interest of each location and shall pay the rest of the cost for drilling, completion, operation, and permitting.

3. The Coomers shall receive the choice of the first location. Both parties, being the Coomers and TN-K Energy Group, shall have thirty (30) days to pick and commence drilling the next location, weather and land owner permitting. Both parties agree to drill at least one location per month until all drilling locations have been drilled, unless the parties mutually agree otherwise.

4. If the parties cannot decide as to a drilling location, said dispute shall be decided by a majority vote among the parties. The parties shall have the following voting rights: Travis Coomer, one vote; Mitchell Coomer, one vote; and TN-K Energy Company, one vote.

5. All drilling will be completed by the Coomers at the cost of $10.00 per foot drilled.

6. The operator of the wells shall be TN-K Energy Group, Inc.

7. The well pumper shall be Jason Coomer for the rate of $100.00 per well per month. If he cannot perform his duties for any reason, TN-K Energy Group, Inc. shall pump said wells.

Travis Coomer
TRAVIS COOMER

Mitchell Coomer
MITCHELL COOMER

Kenny A Page
TN-K ENERGY GROUP, INC., by and through
KENNY A. PAGE, CEO

Subscribed, sworn, and acknowledged to before me by TRAVIS COOMER, this the 2nd day of ~~January~~ February KAP, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn, and acknowledged to before me by MITCHELL COOMER, this the 2nd day of ~~January~~ February KAP, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn, and acknowledged to before me by TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO, on this the 2nd day of ~~January~~ February KAP, 2010.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013